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Exhibit 10.2

AMENDMENT
dated as of April 16, 2004
among
HUNTSMAN RECEIVABLES FINANCE LLC,
as the Company

HUNTSMAN (EUROPE) BVBA,
as Master Servicer

TIOXIDE AMERICAS INC.,
HUNTSMAN HOLLAND B.V.,
TIOXIDE EUROPE LIMITED,
HUNTSMAN INTERNATIONAL LLC,
HUNTSMAN PETROCHEMICALS (UK) LIMITED,
HUNTSMAN PROPYLENE OXIDE LTD.,
HUNTSMAN INTERNATIONAL FUELS L.P.,
TIOXIDE EUROPE SRL,
HUNTSMAN SURFACE SCIENCES ITALIA SRL,
HUNTSMAN PATRICA S.R.L.,
TIOXIDE EUROPE S.L.,
HUNTSMAN SURFACE SCIENCES IBÉRICA, S.L.,
TIOXIDE EUROPE SAS,
HUNTSMAN SURFACE SCIENCES (FRANCE) S.A.S.,
HUNTSMAN SURFACE SCIENCES UK LTD.,
HUNTSMAN ETHYLENEAMINES LTD.,
as Local Servicers

J.P. MORGAN BANK (IRELAND) plc,
as Trustee

PRICEWATERHOUSE COOPERS,
as Liquidation Servicer
and
HUNTSMAN INTERNATIONAL LLC,
as Servicer Guarantor
to
AMENDED AND RESTATED SERVICING AGREEMENT
dated as of
October 21, 2002

        THIS AMENDMENT, dated as of April 16, 2004 ("Amendment") is made among (i) HUNTSMAN RECEIVABLES FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), (ii) HUNTSMAN (EUROPE) BVBA, a company organized under the laws of Belgium, as the master servicer (the "Master Servicer"), (iii) HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company, TIOXIDE AMERICAS, INC., a company organized under the laws of the Cayman Islands, HUNTSMAN PROPYLENE OXIDE LTD., a limited partnership organized under the laws of Texas; HUNTSMAN INTERNATIONAL FUELS L.P., a limited partnership organized under the laws of Texas, HUNTSMAN HOLLAND B.V. (f/k/a HUNTSMAN ICI HOLLAND B.V.), a limited liability company organized under the laws of the Netherlands, TIOXIDE EUROPE LIMITED, a corporation organized under the laws of England and Wales, HUNTSMAN PETROCHEMICALS (UK) LIMITED, a corporation organized under the laws of England and Wales, TIOXIDE EUROPE SRL, a limited liability company organized under the laws of Italy, HUNTSMAN SURFACE SCIENCES ITALIA SRL, a limited liability company organized under the laws of Italy, HUNTSMAN PATRICA SRL, a limited liability company organized under the laws of Italy, TIOXIDE EUROPE S.L,., a closed limited liability company organized under the laws of Spain, HUNTSMAN SURFACE SCIENCES IBERICA, S.L., (f/k/a HUNTSMAN SURFACTANTS IBERICA S.L.), a closed limited liability company organized under the laws of Spain, TIOXIDE EUROPE SAS, a closed, simplified limited liability company organized under the laws of France, HUNTSMAN SURFACE SCIENCES (FRANCE) S.A.S., a closed simplified limited liability company organized under the laws of France, HUNTSMAN SURFACE SCIENCES UK LTD., a private limited company organized under the laws of England and Wales and HUNTSMAN ETHYLENEAMINES LTD., a limited partnership organized under the laws of Texas as Local Servicers (defined below) (iv) HUNTSMAN INTERNATIONAL LLC., a limited liability company established under the laws of the State of Delaware, as Servicer Guarantor (the "Servicer Guarantor" and, from time to time "Huntsman International", and (v) J.P. MORGAN BANK (IRELAND) plc (f/k/a CHASE MANHATTAN BANK (IRELAND) plc) selected, not in its individual capacity, but solely as trustee (in such capacity, as "Trustee") and (vi) PRICEWATERHOUSE COOPERS as Liquidation Servicer (the "Liquidation Servicer") amends the Amended and Restated Servicing Agreement, dated as of October 21, 2002 (the "Agreement").

        WHEREAS, the parties to the Agreement (the "Parties") wish to amend the Agreement;

        WHEREAS, Section 8.01 of the Agreement and Section 10.01(a) of the Amended and Restated Pooling Agreement dated June 26, 2001 between the Company, the Master Servicer and the Trustee as amended by the First Amendment to the Amended and Restated Pooling Agreement dated October 21, 2002 (the "Pooling Agreement") permits the amendment of the Agreement by the Company and the Master Servicer with the written consent of the Funding Agent with respect to any Outstanding Series, and without the consent of any Holder, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions thereof to change in any manner or eliminate any of the provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions therein;

        WHEREAS, the Company has executed the Officer's Certificate attached as Exhibit A hereto for the benefit of the Trustee in accordance with the requirements of Section 10.01(a) of the Pooling Agreement; and

        NOW, THEREFORE, the Parties agree that the Agreement is hereby amended effective as of the date hereof as follows:

        Section 1.    Definitions.    Capitalized terms used but not defined herein shall have the meaning assigned to such term in Annex X to the Agreement.

        Section 2.    Amendment.    Section 6.01 of the Agreement is hereby amended by deleting clause (i) in its entirety and replacing it by the following clause (i) and by adding the following language immediately following clause (i) of Section 6.01 in lieu of the words "then, in the event of any Master Servicer Default,":

    "(i) (a) the Servicer Guarantor or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any of its outstanding Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or (b) any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; provided, however, that no Series 2001-1 Early Amortization Event shall be deemed to occur under this paragraph unless the aggregate amount of Indebtedness in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $20,000,000;

    then, in the case of (x) any event described in clause (i)(b) above, automatically without any notice or action on the part of the Trustee or Holders of the Investor Certificates, all rights and obligations of the Master Servicer and each Local Servicer hereunder and under the Pooling Agreement and Servicing Agreements (other than rights and obligation of the Master Servicer under the Pooling and Servicing Agreements existing prior to a Master Servicer Default), shall be terminated or (y) any other event described above of any Master Servicer Default,"

        Section 3.    Ratification of Supplement.    The Agreement, as amended hereby, is in all respects ratified and confirmed.

        Section 4.    Waiver of Notice.    Each of the Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

        Section 5.    Notifications Required.    The Parties hereby agree to provide written notification of this Amendment to the Rating Agencies in accordance with the requirements of Section 10.01(d) of the Pooling Agreement;

        Section 6.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

        Section 7.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        Section 8.    Headings.    The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Agreement and shall not affect the construction or interpretation of this Amendment or the Agreement or any provisions hereof or thereof.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the Company, the Servicer Guarantor, the Master Servicer, each of the Local Servicers and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first written.

HUNTSMAN RECEIVABLES FINANCE LLC, as Company
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President

HUNTSMAN (EUROPE) BVBA, as Master Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN INTERNATIONAL LLC, as Local Servicer
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President and Treasurer

TIOXIDE AMERICAS, INC., as Local Servicer
By:	/s/ L. RUSSELL HEALY
	Name:	L. Russell Healy
	Title:	Vice President and Treasurer

HUNTSMAN PROPYLENE OXIDE LTD., as Local Servicer
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President

HUNTSMAN INTERNATIONAL FUELS, L.P., as Local Servicer
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President

HUNTSMAN HOLLAND B.V., as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

TIOXIDE EUROPE LIMITED, as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN PETROCHEMICALS (UK) LIMITED, as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

TIOXIDE EUROPE SRL, as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN SURFACE SCIENCES ITALIA SRL, as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN PATRICA S.R.L., as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

TIOXIDE EUROPE S.L., as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN SURFACE SCIENCES IBÉRICA, S.L., as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

TIOXIDE EUROPE SAS, as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN SURFACE SCIENCES (FRANCE) S.A.S., as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN SURFACE SCIENCES UK LTD., as Local Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

HUNTSMAN ETHYLENEAMINES LTD., as Local Servicer
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President

J.P. MORGAN BANK (IRELAND) plc, not in its individual capacity but solely as Trustee
By:	/s/ PETER RUPERT LIGHTE
	Name:	Peter Rupert Lighte
	Title:	Director

HUNTSMAN INTERNATIONAL LLC, as Servicer Guarantor
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President and Treasurer

PRICEWATERHOUSE COOPERS, as Liquidation Servicer
By:	/s/ P.B. BUCKLE
	Name:	P.B. Buckle
	Title:	Partner

CONSENTED AND ACKNOWLEDGED:

JPMORGAN CHASE BANK,
as Funding Agent

By:	/s/ CHRISTOPHER LEW
	Name:	Christopher Lew
	Title:	Assistant Vice President

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AMENDMENT dated as of April 16, 2004 among HUNTSMAN RECEIVABLES FINANCE LLC, as the Company
HUNTSMAN (EUROPE) BVBA, as Master Servicer